UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. held its 2015 Annual Meeting of Stockholders on June 10, 2015 (the “Annual Meeting”).  Of the 34,390,313 shares of common stock outstanding as of the record date of the Annual Meeting, 23,762,042 shares, or 69.1% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Three proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Approval of Amendment to Articles of Incorporation.  The stockholders voted to approve the amendment to our articles of incorporation, as amended and supplemented, to declassify the Board of Directors and adopt concurrent annual terms for all the members of the Board of Directors, as follows:

FOR	19,817,154
AGAINST	18,055
ABSTAIN	4,210
Broker Non-Votes	3,922,623

Election of Directors.  Each of Peter Friedli, Lode Debrabandere, Ph.D., Jay M. Moyes, Hans-Georg Klingemann, M.D., Ph.D. and Yves Huwyler was elected to serve as a member of the Board of Directors for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2016 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter Friedli	19,757,350	82,069	3,922,623
Lode Debrabandere, Ph.D.	19,767,947	71,472	3,922,623
Jay M. Moyes	19,758,277	81,142	3,922,623
Hans-Georg Klingemann, M.D., Ph.D.	19,757,627	81,792	3,922,623
Yves Huwyler	19,816,529	22,890	3,922,623

Ratify Independent Registered Public Accounting Firm.  The appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, as follows:

FOR	23,652,836
AGAINST	87,449
ABSTAIN	21,757
Broker Non-Votes	n/a

ITEM 8.01.          OTHER EVENTS.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2015, Felix Gutzwiller, M.D., Dr.P.H. had notified the Company of his decision to resign from the Board of Directors effective at the Annual Meeting.  Accordingly, Dr. Gutzwiller resigned from the Board of Directors on June 10, 2015 prior to the election of directors at the Annual Meeting.  Yves Huwyler was nominated in his stead and was elected to the Board of Directors as noted in Item 5.07.

Also on June 10, 2015, the Board of Directors named Hans-Georg Klingemann, M.D., Ph.D. as Chairman of the Nominating Committee of the Board of Directors, to fill the position vacated by Dr. Gutzwiller upon his resignation, and appointed Mr. Huwyler as the Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating Committee.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: June 12, 2015	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer

3